[PEPSI-COLA COMPANY LETTERHEAD]
                                                                   EXHIBIT 10.27

     *** Confidential treatment has been requested as to certain portions of this agreement. Such omitted confidential information has been designated by an asterisk and has been filed separately with the Securities and Exchange Commission pursuant to Rule 406, under the Securities and Exchange Act of 1933, as amended, and the Commission's rules and regulations promulgated under the Freedom of Information Act, pursuant to a request for confidential treatment.***

                        FOUNTAIN BEVERAGE SALES AGREEMENT

This fountain beverage agreement (this "Agreement") between Pepsi-Cola Company ("Pepsi-Cola"), a division of PepsiCo, Inc., a North Carolina corporation with its principal place of business at 700 Anderson Hill Road, Purchase, New York 10577, on its own behalf and on behalf of the Pepsi/Lipton Tea Partnership (the "Partnership"), and Red Robin International, Inc., a Nevada corporation with its principal place of business at 5575 DTC Parkway, Suite 110, Englewood, CO 80111, (the "Customer") which sets forth the understanding of the parties with respect to the purchase and promotion of Pepsi-Cola's and the Partnership's fountain beverage products by Customer's corporate-owned outlets only. Pepsi-Cola shall, by execution of separate and independent agreement(s) in the form of Annex A attached hereto, make available to Customer's franchisees and their respective franchise-owned outlets, similar programs and benefits.

1.   Term
     ----
     The term of this Agreement (the "Term") shall commence on April 1, 2000 and expire, upon the later of March 31, 2005, or at such time as purchases of Gallons by Customer's Outlets (as defined herein) meet or exceed a total of 735,000 Gallons (the "Aggregate Volume"). When fully executed, this Agreement will constitute a binding obligation of both parties until such time as the foregoing commitment of the Customer has been fulfilled. For purposes of this Agreement the term "Year" shall mean a twelve (12) month period during the Term beginning on the first day of the Term or anniversary thereof.

2.   Scope
     -----
     During the Term Customer shall purchase postmix products (the "Postmix Products") from Pepsi-Cola and the Partnership for use in preparing fountain beverage products sold under the trademarks of PepsiCo and the Partnership (the "Fountain Products") to be sold in the Customer's existing corporate-owned outlets operated under the Red Robin trademark and
     ---------------
     corporate-owned outlets that may be opened or acquired under the Red Robin
     ---------------
     trademark by the Customer during the Term (the "Outlets"). Except to the extent indicated to the contrary, for purposes of this Agreement the term "Gallons" shall mean gallons of Pepsi-Cola corporate brand Postmix Products purchased by Outlets from Pepsi-Cola and the Partnership during the Term. Pepsi-Cola shall make its Postmix Products available to Customer at its national account prices in effect from time to time under Pepsi-Cola's and the Partnership's respective national account programs ("National Account Prices").

3.   Exclusivity
     -----------
     It is the intention of the parties that Pepsi-Cola will be the exclusive fountain beverage supplier to the Customer during the Term. Accordingly, except as provided below, the Fountain Products will be the exclusive fountain beverages sold, dispensed or otherwise made available, or in any way advertised, displayed, or promoted at or in connection with the Outlets by any method or through any medium whatsoever (including, without limitation, print, television, radio, internet, coupons, in-store displays and signage). In the event that Customer determines to offer fountain beverages in the Outlets beyond those listed in paragraph 7.1, such further fountain beverages will be those Fountain Products as Pepsi-Cola or the Partnership may offer for sale during the Term.

     3.1  Limited Exception.
          -----------------
     Customer may offer Dr. Pepper (regular flavor only) and Seven-Up as a fountain beverage in Customer Outlets during the Term. In the event that Customer seeks to offer a fountain beverage flavor not offered by or available from Pepsi-Cola and/or its Bottlers, then Customer shall be permitted to offer such fountain beverage flavor; provided, however, that
                                                       --------
     under no circumstances shall Customer offer or make available fountain products made or manufactured or distributed by The Coca-Cola Company, its affiliates or licensees.

     3.2  Packaged Products.
          -----------------
     In the event that Customer determines to offer packaged beverage products (including carbonated soft drink, teas, waters, juices, and/or coffee based beverages) in the Outlets during the Term ("Packaged Products"), then Customer will purchase such Packaged Products from Pepsi-Cola's licensed bottlers in whose territories the Outlets are located.

4.   Funding
     -------
     In consideration of Customer's performance of its obligations hereunder, Pepsi-Cola shall make the following funding available to Customer:

     4.1  Conversion Funds.
          ----------------
     Within thirty (30) days following execution of this Agreement Pepsi-Cola will advance to Customer conversion funds in the amount of *** ("Conversion Funds") to assist Customer in offsetting the cost of conversion to the Fountain Products. Customer shall earn such Conversion Funds Years One through Five at the rate of *** per Gallon based upon the purchase of *** Gallons during Years One through Five.

     At the end of Year Five, Pepsi-Cola will reconcile the Conversion Funds advanced to Customer as follows: Pepsi-Cola will multiply the number of Gallons purchased by Customer during Years One through Five by the above rate per Gallon and will compare that result with the amount advanced. The resulting amount, if positive, will be paid by Pepsi-Cola to Customer, or, if negative, will be immediately repaid to Pepsi-Cola.

     4.2  Business Development Funds
          --------------------------
     Commencing in Year Two, Pepsi-Cola will advance Business Development Funds to the Customer an amount representing an advance at the rate of *** per Gallon based upon the number of Gallons purchased by Outlets during the prior Year ("Advanced Business Development Funds"). For Year One only, the amount advanced as Business Development Funds shall be equal to *** based upon an estimated volume of *** Gallons to be purchased by Customer during Year One. Business Development Funds shall be spent by Customer to offset costs and expenses associated with at least one jointly approved business development programs per Year including but not limited to local and national marketing programs, local media purchases, and team member activation initiatives.

     At the end of each Year, Pepsi-Cola will reconcile the Business Development Funds advanced to Customer as follows: Pepsi-Cola will multiply the number of Gallons purchased by Customer during the Year by the above rate per Gallon and will compare that result with the amount advanced. The resulting amount, if positive, will be paid by Pepsi-Cola to Customer, or, if negative, will, at Pepsi-Cola's discretion, be either offset against amounts that may concurrently or thereafter become due to Customer under this Agreement or will be paid by Customer to Pepsi-Cola within 30 days following Pepsi-Cola's invoice therefor.

     4.3  Merchandising Funds
          -------------------
     Throughout the Term, Customer shall earn such merchandising funds at the rate of *** per Gallon on all Gallons ("Merchandising Funds"). For Year One only, an amount equal to *** shall be advanced as Merchandising Funds based upon an estimated volume of *** Gallons to be purchased by Customer during Year One.

     At the end of the Year One, Pepsi-Cola will reconcile the Merchandising Funds advanced to Customer as follows: Pepsi-Cola will multiply the number of Gallons purchased by Customer during Year One by the above rate per Gallon and will compare that result with the amount advanced. The resulting amount, if positive, will be paid by Pepsi-Cola to Customer, or, if negative, will be immediately repaid to Pepsi-Cola.

     For Year Two through the remainder of the Term, amounts earned by Customer as Merchandising Funds shall be paid to Customer following the end of the Year. Amounts earned by Customer shall be spent to offset costs and expenses associated with at least two jointly approved merchandising programs per Year, including but not limited to brand logos on menus, branded glassware, patio umbrellas and charity sponsorships.

     4.4 Corporate Beverage Development Funds
     ------------------------------------
     Throughout the Term, Customer shall earn such beverage development funds at the rate of *** per Gallon on all Gallons ("Corporate Beverage Development Funds"). For Year One only, and within thirty (30) days following execution of this Agreement, Pepsi-Cola will advance Corporate Beverage Development Funds in the amount of *** based upon an estimated volume of *** Gallons to be purchased by Customer during Year One.

     At the end of Year One, Pepsi-Cola will reconcile the Beverage Development Funds advanced to Customer as follows: Pepsi-Cola will multiply the number of Gallons purchased by Customer during Year One by the above rate per Gallon and will compare that result with the amount advanced. The resulting amount, if positive, will be paid by Pepsi-Cola to Customer, or, if negative, will be immediately repaid to Pepsi-Cola.

     For Year Two through the remainder of the Term, amounts earned by Customer as Corporate Beverage Development Funds shall be paid to Customer following the end of the Year. Amounts earned by Customer shall be spent by Customer to offset costs and expenses associated with Customer's system-wide (to the benefit of Customer and its Franchisees, in aggregate) beverage development programs jointly approved by Customer and Pepsi-Cola.

     4.5  Growth Incentive Funds
          ----------------------
     Within thirty (30) days following execution, Pepsi-Cola will advance to Customer the sum of *** as growth incentive funds ("Growth Incentive Funds") deemed earned by Customer over the Term and at the rate of *** per each eligible incremental annual Gallon earned in excess of Customer's estimated annual volume of *** Gallons per Year of the Term ("Growth Gallons"). Accordingly, the *** advanced as Growth Incentive Funds is based upon Customer's purchase of *** Growth Gallons over the Term deemed advanced at a rate of *** per Growth Gallon.

     At the end of the Term, Pepsi-Cola will reconcile the Growth Incentive Funds advanced to Customer as follows: Pepsi-Cola will multiply the number of Growth Gallons actually purchased by Customer for each Year of the Term and will compare that result with the amount advanced. The resulting amount, if positive, will be paid by Pepsi-Cola to Customer, or, if negative, will be immediately repaid to Pepsi-Cola.

     4.6  Fountain Equipment Funds
          ------------------------
     For each Year throughout the Term, Pepsi-Cola will accrue fountain equipment funds ("Fountain Equipment Funds") for the Customer at the rate of *** per Gallon on all Gallons purchased by Outlets.

     For those Customer Outlets where fountain dispensing equipment is provided by Pepsi-Cola during the Term ("Pepsi-Cola Fountain Equipment"), then any and all amounts accrued by Pepsi-Cola for those particular Outlets ("Equipment Credits") shall be used by Pepsi-Cola to offset costs incurred by Pepsi-Cola in providing and installing Pepsi-Cola Fountain Equipment ("Equipment Costs"). At such time as Equipment Credits equal Equipment Costs for Outlets where Pepsi-Cola Fountain Equipment is installed, then at such time, legal title to such Pepsi-Cola Fountain Equipment shall be transferred to Customer.

     For those Customer Outlets where Pepsi-Cola Fountain Equipment is not provided, and all fountain dispensing equipment is provided by Customer, any amounts accrued as Fountain Equipment Funds during a given Year for such Outlets shall be paid to Customer.

     4.7  Convention Funds
          ----------------
     Throughout the Term, Pepsi-Cola shall make available to Customer amounts as annual convention funds as follows - not to exceed *** each Year for Years One and Two, and not to exceed *** each Year for Years Three, Four and Five ("Convention Funds"), which annual amount may be spent, at Pepsi-Cola's discretion, in support of Customer's annual Franchisee and General Manager Conference. Amounts of Convention Funds remaining unspent at the end of any given Year shall belong to Pepsi-Cola.

     4.8  Price Protection Funds
          ----------------------
     Commencing in Year Two and each Year thereafter for the remainder of the Term, in the event that the gross weighted average National Account price ("Gross Weighted Average NAP") per Gallon of Postmix Products for any such Year increases by more than *** over the Gross Weighted Average NAP per Gallon for the immediately preceding Year, then Pepsi-Cola shall rebate to Customer for the Year under consideration an amount of money equal to the sum of: (a) that portion of any such price increase in excess of *** of the prior Year's Gross Weighted Average NAP, plus (b) the per Gallon rebate, if any, calculated for any Year prior to the Year under consideration multiplied by the actual number of Gallons purchased by the Customer in the Year under consideration.

     4.9  Discretionary A&M Funds
          -----------------------
     For each Year throughout the Term, Customer shall accrue discretionary A&M funds at the rate of *** per Gallon on all Gallons, which accrued amounts may be dispensed by Pepsi-Cola, at Pepsi-Cola's discretion, for miscellaneous joint advertising and marketing purposes during the respective Year ("Discretionary A&M Funds"). Any amounts accrued and unspent at the end of any given Year shall belong to Pepsi-Cola.

     4.10  Payment of Funds.
           ----------------
     Unless otherwise specifically provided herein, all payments owing to Customer hereunder will be made within ninety (90) days following the end of each Year.

5.   Pepsi-Cola Fountain Equipment
     -----------------------------
     Upon execution of this Agreement or at such time as the useful life of existing units of fountain beverage dispensing equipment in each Customer Outlet expires, Pepsi-Cola will make available and provide each Outlet with a mutually agreed to number of units of Pepsi-Cola Fountain Equipment. Customer agrees to cooperate with Pepsi-Cola in maintaining Pepsi-Cola Fountain Equipment in good working order throughout the Term, and Pepsi-Cola agrees to provide maintenance in accordance with the Service Program set forth herein.

6.   Service Program
     ---------------
     Pepsi-Cola will cause service to be provided to Pepsi-Cola Fountain Equipment as follows.

     Each Year, each Customer Outlet shall be entitled, at no charge, to a maximum of four (4) service calls for the Pepsi-Cola Fountain Equipment, which shall include two (2) preventative maintenance calls. Service shall be made available to Customer Outlets seven days per week, twenty-four hours per day, via dispatch and /or answering machine.

     All service and maintenance calls in excess of those specified above, as well as the costs of parts used, shall be charged to Customer at Pepsi-Cola's prevailing rates for service. Pepsi-Cola will provide services through its licensed bottlers or such other service providers as it may designate.

7.   Performance Requirements
     ------------------------
     This Agreement, including all of Pepsi-Cola's support to Customer as described above, is contingent upon the Customer complying with the following performance criteria throughout the Term in or with respect to each of the Outlets.

     7.1  Brands.
          ------
     At least the following Fountain Products brands will be served in all
     Outlets: Pepsi, Diet Pepsi, Mountain Dew, Mug Root Beer, Lemonade and Hawaiian Punch. In the event that both Dr Pepper and Seven-Up are dispensed
                                       ----           ---
     at any of the Outlets through the Pepsi-Cola Fountain Equipment, then the Fountain Equipment Funds payable hereunder will be reduced by *** per Gallon.

     7.2  Brand Identification.
          --------------------
     There will be brand identification for each Fountain Product served on all menus and postmix dispensing valves.

     7.3  No Re-Sale.
          ----------
     Customer will use the Postmix Products only to prepare the Fountain
     Products: (i) in accordance with procedures and standards established by Pepsi-Cola and the Partnership; and (ii) only for immediate or imminent consumption and shall not resell the Postmix Products.

     7.4  List of Customer Outlets.
          ------------------------
     Customer will provide Pepsi-Cola, upon execution of this Agreement a list of all Outlets, including name, location, telephone number(s) and points of contact for each Outlet, and thereafter for the remainder of the Term, Customer shall continue to be responsible for promptly notifying Pepsi-Cola, in writing, of each Outlet that is opened, acquired, closed or sold, and the relevant information pertaining thereto.

8.   General Terms
     -------------

     8.1  Termination.
          -----------
     Either party may terminate this Agreement if the other commits a material breach of this Agreement; provided, however, that the terminating party has given the other party written notice of the material breach and the other party has failed to remedy or cure the material breach within one hundred twenty (120) days of such notice.

     8.2  Remedies.
          --------
     If Pepsi-Cola terminates this Agreement for material breach or Customer fails to purchase and serve the Fountain Products in Outlets throughout the Term, then in addition to any other remedies, to which Pepsi-Cola may be entitled by reason of such material breach, the Customer shall immediately make the following payments to Pepsi-Cola:
          1. A payment to Pepsi-Cola reflecting reimbursement for all funding previously advanced by Pepsi-Cola but not earned by the Customer pursuant to the terms of this Agreement plus compounded interest, on such unearned funding, at the rate of 11% per year based on the time between commencement of the Agreement through the date of termination; and
          2. At Pepsi-Cola's election, Customer shall either reimburse Pepsi-Cola for the current fair market value of the Pepsi-Cola Fountain Equipment (as reasonably determined by Pepsi-Cola, applying generally accepted accounting standards) or surrender to Pepsi-Cola all Pepsi-Cola Fountain Equipment installed in Outlets, whether leased, loaned or otherwise made available by Pepsi-Cola;

     8.3  Expiration.
          ----------
     Upon expiration of this Agreement, if Customer has not entered into a further agreement with Pepsi-Cola for the purchase of Fountain Products, Customer shall, at Pepsi-Cola's election, either reimburse Pepsi-Cola for the current fair market value of the Pepsi-Cola Fountain Equipment (as reasonably determined by Pepsi-Cola, applying generally accepted accounting standards) or surrender to Pepsi-Cola all Pepsi-Cola Fountain Equipment installed in Outlets, whether leased, loaned or otherwise made available by Pepsi-Cola.

     8.4  Right of Offset.
          ---------------
     Pepsi-Cola reserves the right to withhold payments due hereunder as an offset against amounts not paid by Customer for Postmix Products ordered by and delivered to Customer.

     8.5  Customer Representation.
          -----------------------
     Customer represents and warrants to Pepsi-Cola that the execution, delivery and performance of this Agreement by Customer will not violate any agreements with, or rights of, third parties.

     8.6  Entire Agreement.
          ----------------
     This Agreement contains the entire agreement between the parties hereto regarding the subject matter hereof and supersedes all other agreements between the parties, including prior funding commitments relating to the purchase of the Postmix Products by Customer. This Agreement may be amended or modified only by a writing signed by each of the parties.

     8.7  Non-Disclosure.
          --------------
     Except as may otherwise be required by law or legal process, neither party shall disclose to unrelated third parties the terms and conditions of this Agreement without the consent of the other.

     8.8  Governing Law.
          -------------
     This Agreement shall be governed by the laws of the State of New York.

     8.9  Force Majeure.
          -------------
     In the event that Pepsi-Cola is unable to deliver the Postmix Products and/or Packaged Products at any time during the Term attributable to events and circumstances beyond the control of Pepsi-Cola and/or bottlers licensed by Pepsi-Cola and the Partnership, i.e., civil unrest, labor strikes, natural disasters, acts of God, then during such periods of interruption, the exclusivity provisions of this Agreement shall be suspended until such time as the interruption is resolved, at which time the parties shall resume their respective performance requirements under this Agreement.

If the foregoing correctly sets forth our understanding, please sign below to confirm our agreement.

PEPSI-COLA COMPANY                          RED ROBIN INTERNATIONAL, INC.
A Division of PepsiCo, Inc.

By   /s/ ILLEGIBLE                          By  /s/ MICHAEL J. SNYDER
   -----------------------                     -----------------------
Title: ILLEGIBLE                            Title:  CEO
      --------------------                        --------------------
Date:  2-2-00                               Date:  Feb. 2, 2000
     ---------------------                       ---------------------

                                     ANNEX A
                                     -------

                               FORM OF FRANCHISEE
                        FOUNTAIN BEVERAGE SALES AGREEMENT

This fountain beverage agreement (this "Agreement") between, on the one hand, Pepsi-Cola Company ("Pepsi-Cola"), a division of PepsiCo, Inc., a North Carolina corporation with its principal place of business at 700 Anderson Hill Road, Purchase, New York 10577, on its own behalf and on behalf of the Pepsi/Lipton Tea Partnership (the "Partnership"), and, on the other hand, __________, a _________ corporation with its principal place of business at ______________, (the "Franchisee"), as franchisee of Red Robin International, Inc. (its "Franchisor") sets forth the understanding of the parties with respect to the purchase and promotion of Pepsi-Cola's and the Partnership's fountain beverage products.

1.   Term
     ----
     The term of this Agreement shall commence on ______________ and expire, upon the later of March 31, 2005, or at such time as Franchisee's purchases of Gallons meet or exceed a total of ________ Gallons (the "Term"). When fully executed, this Agreement will constitute a binding obligation of both parties until such time as the foregoing commitment of the Franchisee has been fulfilled. For purposes of this Agreement, the term "Year" shall mean a twelve (12) month period during the Term beginning on the first day of the Term or anniversary thereof.

2.   Scope
     -----
     During the Term Franchisee shall purchase postmix products (the "Postmix Products") from Pepsi-Cola and the Partnership for use in preparing fountain beverage products sold under the trademarks of PepsiCo and the Partnership (the "Fountain Products") to be sold in the Franchisee's existing franchisee-owned outlets operated under the Red Robin trademark
              ----------------
     and franchisee-owned outlets that may be opened or acquired under the Red
         ----------------
     Robin trademark by the Franchisee during the Term (the "Outlets"). Except to the extent indicated to the contrary, for purposes of this Agreement the term "Gallons" shall mean gallons of Pepsi-Cola corporate brand Postmix Products purchased by Outlets from Pepsi-Cola and the Partnership during the Term. Pepsi-Cola shall make its Postmix Products available to Franchisee at its national account prices in effect from time to time under Pepsi-Cola's and the Partnership's respective national account programs ("National Account Prices").

3.   Exclusivity
     -----------
     It is the intention of the parties that Pepsi-Cola will be the exclusive fountain beverage supplier to the Franchisee during the Term. Accordingly, except as provided below, the Fountain Products will be the exclusive fountain beverages sold, dispensed or otherwise made available, or in any way advertised, displayed, or promoted at or in connection with the Outlets by any method or through any medium whatsoever (including, without limitation, print, television, radio, internet, coupons, in-store displays and signage). In the event that Franchisee determines to offer fountain beverages in the Outlets beyond those listed in paragraph 7.1, such further fountain beverages will be those Fountain Products as Pepsi-Cola or the Partnership may offer for sale during the Term.

     3.1  Limited Exception.
          -----------------
     Franchisee may offer Dr. Pepper (regular flavor only) and Seven-Up as a fountain beverage in the Franchisee Outlets during the Term. . In the event that Franchisee seeks to offer a fountain beverage flavor not offered by or available from Pepsi-Cola and/or its Bottlers, then Franchisee shall be permitted to offer such fountain beverage flavor; provided, however, that
                                                       --------
     under no circumstances shall Customer offer or make available fountain products made or manufactured or distributed by The Coca-Cola Company, its affiliates or licensees.

     3.2  Packaged Products.
          -----------------
     In the event that Franchisee determines to offer packaged beverage products (including carbonated soft drink, teas, waters, juices, and/or coffee based beverages) in the Outlets during the Term ("Packaged Products"), then Franchisee will purchase such Packaged Products from Pepsi-Cola's licensed bottlers in whose territories the Outlets are located.

4.   Funding
     -------
In consideration of Franchisee's performance of its obligations hereunder, Pepsi-Cola shall make the following funding available to Franchisee:

     4.1  Conversion Funds.
          ----------------
     Within thirty (30) days following execution of this Agreement Pepsi-Cola will advance to Franchisee conversion funds in the amount of $__________ ("Conversion Funds") to assist Franchisee in offsetting the cost of conversion to the Fountain Products. Franchisee shall earn such Conversion Funds during Years One through Five at the rate of *** per Gallon based upon the purchase of ________ Gallons during Years One through Five.

     At the end of Year Five, Pepsi-Cola will reconcile the Conversion Funds advanced to Franchisee as follows: Pepsi-Cola will multiply the number of Gallons purchased by Franchisee during Years One through Five by the above rate per Gallon and will compare that result with the amount advanced. The resulting amount, if positive, will be paid by Pepsi-Cola to Franchisee, or, if negative, will be immediately repaid to Pepsi-Cola.

     4.2  Business Development Funds
          --------------------------
     Commencing in Year Two, Pepsi-Cola will advance Business Development Funds to the Franchisee an amount representing an advance at the rate of *** per Gallon based upon the number of Gallons purchased by Outlets during the prior Year ("Advanced Business Development Funds"). For Year One only, the amount advanced as Business Development Funds shall be equal to $_______ based upon an estimated volume of _______ Gallons to be purchased by Franchisee during Year One. Business Development Funds shall be spent by Franchisee to offset costs and expenses associated with at least two jointly approved business development programs per Year including but not limited to local and national marketing programs, local media purchases, and team member activation initiatives.

     At the end of each Year, Pepsi-Cola will reconcile the Business Development Funds advanced to Franchisee as follows: Pepsi-Cola will multiply the number of Gallons purchased by Franchisee during the Year by the above rate per Gallon and will compare that result with the amount advanced. The resulting amount, if positive, will be paid by Pepsi-Cola to Franchisee, or, if negative, will, at Pepsi-Cola's discretion, be either offset against amounts that may concurrently or thereafter become due to Franchisee under this Agreement or will be paid by Franchisee to Pepsi-Cola within 30 days following Pepsi-Cola's invoice therefor.

     4.3  Merchandising Funds
          -------------------
     Throughout the Term, Franchisee shall earn such merchandising funds at the rate of *** per Gallon on all Gallons ("Merchandising Funds"). For Year One only, an amount equal to ________ shall be advanced as Merchandising Funds based upon an estimated volume of _______ Gallons to be purchased by Franchisee during Year One.

     At the end of the Year One, Pepsi-Cola will reconcile the Merchandising Funds advanced to Franchisee as follows: Pepsi-Cola will multiply the number of Gallons purchased by Franchisee during Year One by the above rate per Gallon and will compare that result with the amount advanced. The resulting amount, if positive, will be paid by Pepsi-Cola to Franchisee, or, if negative, will be immediately repaid to Pepsi-Cola.

     For Year Two through the remainder of the Term, amounts earned by Franchisee as Merchandising Funds shall be paid to Franchisee following the end of the Year. Amounts earned by Franchisee shall be spent to offset costs and expenses associated with at least two jointly approved merchandising programs per Year, including but not limited to brand logos on menus, branded glassware, patio umbrellas and charity sponsorships.

     4.4  Beverage Development Funds
          --------------------------
     Throughout the Term, Franchisee shall earn such beverage development funds at the rate of *** per Gallon on all Gallons ("Beverage Development Funds"). For Year One only, and within thirty (30) days following execution of this Agreement, Pepsi-Cola will advance Franchisee Beverage Development Funds in the amount of ________ based upon an estimated volume of _______ Gallons to be purchased by Franchisee during Year One.

     At the end of Year One, Pepsi-Cola will reconcile the Beverage Development Funds advanced to Franchisee as follows: Pepsi-Cola will multiply the number of Gallons purchased by Franchisee during Year One by the above rate per Gallon and will compare that result with the amount advanced. The resulting amount, if positive, will be paid by Pepsi-Cola to Franchisee, or, if negative, will be immediately repaid to Pepsi-Cola.

     For Year Two through the remainder of the Term, amounts earned by Franchisee as Beverage Development Funds shall be paid to Franchisee following the end of the Year. Amounts earned by Franchisee shall be spent by Franchisee to offset costs and expenses associated with Franchisee's system-wide (to the benefit of Franchisee and its Franchisees, in aggregate) beverage development programs jointly approved by Franchisee and Pepsi-Cola.

     4.5 Growth Incentive Funds
         ----------------------

     Each year throughout the Term, Pepsi Cola will offer Customer Growth Incentive Funds based on the incremental growth of Gallons. Each year will be a "Performance Period". The "Base Period" with respect to each Performance Period will be the immediately preceeding twelve-month period or Year. Pepsi-Cola and Customer will mutually agree as to the number of Gallons which will constitute the Base Period volume for the first Year of the Agreement. The number of Gallons purchased during each Performance Period will be compared with the number of Gallons purchased during the corresponding Base Period. If, and to the extent that, the number of Gallons purchased during any Performance Period exceeds the number of Gallons purchased during the corresponding Base Period, Pepsi Cola will pay Customer *** per gallon on all such eligible incremental Gallons.


     4.6  Fountain Equipment Funds
          ------------------------
     For each Year throughout the Term, Pepsi-Cola will accrue fountain equipment funds ("Fountain Equipment Funds") for the Franchisee at the rate of *** per Gallon on all Gallons purchased by Outlets.

     For those Franchisee Outlets where fountain dispensing equipment is provided by Pepsi-Cola during the Term ("Pepsi-Cola Fountain Equipment"), then any and all amounts accrued by Pepsi-Cola for those particular Outlets ("Equipment Credits") shall be used by Pepsi-Cola to offset costs incurred by Pepsi-Cola in providing and installing Pepsi-Cola Fountain Equipment ("Equipment Costs"). At such time as Equipment Credits equal Equipment Costs for Outlets where Pepsi-Cola Fountain Equipment is installed, then title to such Pepsi-Cola Fountain Equipment shall be transferred to Franchisee.

     For those Franchisee Outlets where Pepsi-Cola Fountain Equipment is not provided, and all fountain dispensing equipment is provided by Franchisee, any amounts accrued as Fountain Equipment Funds during a given Year for such Outlets shall be paid to Franchisee.

     4.7  Price Protection Funds
          ----------------------
     Commencing in Year Two and each Year thereafter for the remainder of the Term, in the event that the gross weighted average National Account price ("Gross Weighted Average NAP") per Gallon of Postmix Products for any such Year increases by more than *** over the Gross Weighted Average NAP per Gallon for the immediately preceding Year, then Pepsi-Cola shall rebate to Franchisee for the Year under consideration an amount of money equal to the sum of: (a) that portion of any such price increase in excess of *** of the prior Year's Gross Weighted Average NAP, plus (b) the per Gallon rebate, if any, calculated for any Year prior to the Year under consideration multiplied by the actual number of Gallons purchased by the Franchisee in the Year under consideration.

     4.8  Payment of Funds.
          ----------------
     Unless otherwise specifically provided herein, all payments owing to Franchisee hereunder will be made within ninety (90) days following the end of each Year..

5.   Pepsi-Cola Fountain Equipment
     -----------------------------
     Upon execution of this Agreement or at such time as the useful life of existing units of fountain beverage dispensing equipment in each Franchisee Outlet expires, Pepsi-Cola will make available and provide each Outlet with a mutually agreed to number of units of Pepsi-Cola Fountain Equipment. Franchisee agrees to cooperate with Pepsi-Cola in maintaining Pepsi-Cola Fountain Equipment in good working order throughout the Term, and Pepsi-Cola agrees to provide maintenance in accordance with the Service Program set forth herein.

6.   Service Program
     ---------------
     Pepsi-Cola will cause service to be provided to Pepsi-Cola Fountain Equipment as follows. Each Year, each Outlet shall be entitled, at no charge, to a maximum of four (4) service calls for the Pepsi-Cola Fountain Equipment, which shall include two (2) preventative maintenance calls. Service shall be made available to Outlets seven days per week, twenty-four hours per day, via dispatch and /or answering machine.

     All service and maintenance calls in excess of those specified above, as well as the costs of parts used, shall be charged to Franchisee at Pepsi-Cola's prevailing rates for service. Pepsi-Cola will provide services through its licensed bottlers or such other service providers as it may designate.

7.   Performance Requirements
     ------------------------
     This Agreement, including all of Pepsi-Cola's support to Franchisee as described above, is contingent upon the Franchisee complying with the following performance criteria throughout the Term in or with respect to each of the Outlets.

     7.1  Brands.
          ------
     At least the following Fountain Products brands will be served in all
     Outlets: Pepsi, Diet Pepsi, Mountain Dew, Mug Root Beer, Lemonade and Hawaiian Punch. In the event that both Dr
                                       ----

     Pepper and Seven-Up are dispensed at any of the Outlets through Pepsi-Cola
            ---
     Fountain Equipment, then the Fountain Equipment Funds payable hereunder will be reduced by *** per Gallon.

     7.2  Brand Identification.
          --------------------
     There will be brand identification for each Fountain Product served on all menus and postmix dispensing valves.

     7.3  No Re-Sale.
          ----------
     Franchisee will use the Postmix Products only to prepare the Fountain
     Products: (i) in accordance with procedures and standards established by Pepsi-Cola and the Partnership; and (ii) only for immediate or imminent consumption and shall not resell the Postmix Products either to non-affiliated outlets or to consumers in any form other than the Fountain Products.

     7.4  List of Franchisee Outlets.
          --------------------------
     Franchisee will provide Pepsi-Cola, upon execution of this Agreement a list of all Outlets, including name, location, telephone number(s) and points of contact for each Outlet, and thereafter for the remainder of the Term, Franchisee shall continue to be responsible for promptly notifying Pepsi-Cola, in writing, of each Outlet that is opened, acquired, closed or sold, and the relevant information pertaining thereto.

     8.0  General Terms
          -------------

     8.1  Termination.
          -----------
     Either party may terminate this Agreement if the other commits a material breach of this Agreement; provided, however, that the terminating party has given the other party written notice of the material breach and the other party has failed to remedy or cure the material breach within one hundred twenty (120) days of such notice.

     8.2  Remedies.
          --------
     If Pepsi-Cola terminates this Agreement for material breach or Franchisee fails to purchase and serve the Fountain Products in Outlets throughout the Term, then in addition to any other remedies, including but not limited to the recovery of lost profits, to which Pepsi-Cola may be entitled by reason of such material breach, the Franchisee shall immediately make the following payments to Pepsi-Cola:
     (1) A payment to Pepsi-Cola reflecting reimbursement for all funding previously advanced by Pepsi-Cola but not earned by the Franchisee pursuant to the terms of this Agreement; plus compounded interest, on such unearned funding, at the rate of 11% per year based on the time between commencement of the Agreement through the date of termination; and
     (2) At Pepsi-Cola's election, Franchisee shall either reimburse Pepsi-Cola for the current fair market value of the Pepsi-Cola Fountain Equipment (as reasonably determined by Pepsi-Cola, applying generally accepted accounting standards) or surrender to Pepsi-Cola all Pepsi-Cola Fountain Equipment installed in Outlets, whether leased, loaned or otherwise made available by Pepsi-Cola;

     8.3  Expiration.
          ----------
     Upon expiration of this Agreement, if Franchisee has not entered into a further agreement with Pepsi-Cola for the purchase of Fountain Products, Franchisee shall, at Pepsi-Cola's election, either reimburse Pepsi-Cola for the current fair market value of the Pepsi-Cola Fountain Equipment (as reasonably determined by Pepsi-Cola, applying generally accepted accounting standards) or surrender to Pepsi-Cola all Pepsi-Cola Fountain Equipment installed in Outlets, whether leased, loaned or otherwise made available by Pepsi-Cola.

     8.4  Right of Offset.
          ---------------
     Pepsi-Cola reserves the right to withhold payments due hereunder as an offset against amounts not paid by Franchisee for Postmix Products ordered by and delivered to Franchisee.

     8.5  Franchisee Representation.
          -------------------------
     Franchisee represents and warrants to Pepsi-Cola that the execution, delivery and performance of this Agreement by Franchisee will not violate any agreements with, or rights of, third parties.

     8.6  Entire Agreement.
          ----------------
     This Agreement contains the entire agreement between the parties hereto regarding the subject matter hereof and supersedes all other agreements between the parties, including prior funding commitments relating to the purchase of the Postmix Products by Franchisee. This Agreement may be amended or modified only by a writing signed by each of the parties.

     8.7  Non-Disclosure.
          --------------
     Except as may otherwise be required by law or legal process, neither party shall disclose to unrelated third parties the terms and conditions of this Agreement without the consent of the other.

     8.8  Governing Law.
          -------------
     This Agreement shall be governed by the laws of the State of New York.

     8.9  Force Majeure.
          -------------
     In the event that Pepsi-Cola is unable to deliver the Postmix Products and/or Packaged Products at any time during the Term attributable to events and circumstances beyond the control of Pepsi-Cola and/or bottlers licensed by Pepsi-Cola and the Partnership, Partnership, i.e., civil unrest, labor strikes, natural disasters, acts of God, then during such periods of interruption, the exclusivity provisions of this Agreement shall be suspended until such time as the interruption is resolved, at which time the parties shall resume their respective performance requirements under this Agreement.

If the foregoing correctly sets forth our understanding, please sign below to confirm our agreement.

PEPSI-COLA COMPANY                          _____________________________
A Division of PepsiCo, Inc.                 As Franchisee of
                                            RED ROBIN INTERNATIONAL, INC.

By _______________________                  By __________________________

Title:____________________                  Title:_______________________

Date:_____________________                  Date:________________________